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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 12 1997

                            USA WASTE SERVICES, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                     1-12154                    73-1309529
(State of Incorporation)     Commission File Number)        (I.R.S. Employer
                                                          Identification Number)

                1001 FANNIN STREET
                    SUITE 4000
                  HOUSTON, TEXAS                                    77002
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (713) 512-6200
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ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

On March 12, 1997, USA Waste Services, Inc., ("USA Waste") issued a press release announcing that it had completed the previously announced US $518 million acquisition of the Canadian solid waste subsidiaries of Allied Waste Industries, Inc., in a transaction accounted for as a purchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the acquisition, Canadian Waste Services, Inc., a subsidiary of USA Waste, ("Canadian Waste") has signed a consent order with the Competition Tribunal in Canada with respect to the divestiture of certain solid waste collection operations in the Sarnia, Brantford and Ottawa markets that have estimated annualized revenues of US $8 million. In order to facilitate the divestitures in the Sarnia and Ottawa markets the consent order requires Canadian Waste to provide prospective buyers with access to landfills in these markets.

In connection with the acquisition, Canadian Waste entered into a $350 million note bearing interest at the bankers' acceptance rate plus 0.45%, maturing in seven years. Of the remaining balance of the purchase price, $80 million was borrowed by USA Waste under its existing credit senior revolving credit facility and $88 million was from the proceeds of USA Waste's sale of common stock and 4% convertible subordinated notes in February 1997.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements of Business Acquired

                At this time, it is impracticable to provide the audited historical financial statements of the business acquired. The required information will be filed no later than 60 days after the filing of the Current Report on Form 8-K.

        (b)     Pro Forma Financial Information

                At this time, it is impracticable to provide the required pro forma financial information of USA Waste for the acquisition. The required information will be filed no later than 60 days after the filing of this Current Report on Form 8-K.

        (c)     Exhibits

                99.1 Press Release of USA Waste Services, Inc. dated March 12, 1997, announcing the acquisition of the Canadian solid waste subsidiaries of Allied Waste Industries, Inc.

                99.2 Share Purchase Agreement dated January 15, 1997, as amended February 11, 1997 and February 27, 1997 among Allied Waste Industries, Inc., Allied Waste Holdings (Canada) Ltd., Laidlaw Waste Systems, Inc., USA Waste Services, Inc. and Canadian Waste Services, Inc.


        The exhibits and schedules to Exhibit 99.2 as referenced in Section
1.4 thereto have been omitted from Exhibit 99.2. The registrant will furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

                                      SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 1997

                                              USA WASTE SERVICES, INC.

                                              By:/s/ GREGORY T. SANGALIS
                                              --------------------------

                                                     Gregory T. Sangalis
                                                     Vice President, General
                                                     Council and Secretary


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                                 EXHIBIT INDEX

        Exhibit
        Number                 Description
        -------                -----------
         99.1          Press Release of USA Waste Services, Inc. dated March
                       12, 1997, announcing the acquisition of the Canadian
                       solid waste subsidiaries of Allied Waste Industries, Inc.

         99.2 Share Purchase Agreement dated January 15, 1997, as amended February 11, 1997 and February 27, 1997 among
                       Allied Waste Industries, Inc., Allied Waste Holdings
                       (Canada) Ltd., Laidlaw Waste Systems, Inc., USA Waste
                       Services, Inc. and Canadian Waste Services, Inc.





